UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): July 27, 2012

TETRA Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13455	74-2148293
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

24955 Interstate 45 North
The Woodlands, Texas 77380
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (281) 367-1983

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On July 31, 2012, TETRA Technologies, Inc., a Delaware corporation (the “Company”), through its wholly owned subsidiaries TETRA Production Testing Services, LLC, a Delaware limited liability company (“TPTS”) and Greywolf Energy Services Ltd., an Alberta corporation (“Greywolf Energy,” and collectively with TPTS, the “Purchasers”), closed its previously announced acquisition (the “Greywolf Acquisition”) of substantially all of the assets of Greywolf Production Systems Inc., an Alberta corporation (“GPS Inc.”), 1554531 Alberta Ltd., an Alberta corporation (“1554531”) and GPS Limited, a Colorado corporation (“GPS Ltd.,” and collectively with GPS Inc. and 1554531, the “Vendors”) pursuant to an Asset Purchase Agreement (the “Purchase Agreement”) between the Vendors, Greywolf USA Holdings, Inc., a Colorado corporation, the shareholders designated therein and the Purchasers, for an aggregate of US $55.5 million in cash consideration. The Greywolf Acquisition was funded with available cash and borrowings under the Company’s revolving credit facility. The Purchase Agreement was previously included as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 20, 2012.

Item 2.03. Creation of a Direct Financial Obligation.

On July 27, 2012 and July 30, 2012, the Company drew down a total of $50 million on its $278 million revolving credit facility in order to fund a portion of the purchase price for the Greywolf Acquisition. The remaining funds are retained by the Company for general corporate purposes. Subsequent to such funding, the Company has approximately $228 million of borrowing capacity available under the revolving credit facility.

The terms and conditions of the Credit Agreement are described in Item 1.01 in the Company’s Current Report on Form 8-K filed on June 27, 2006, which is incorporated herein by reference, and the Credit Agreement was filed as Exhibit 10.1 to such Form 8-K.  The Credit Agreement was amended by (i) the Agreement and First Amendment to Credit Agreement, the terms and conditions of which are described in Item 1.01 in the Company’s Current Report on Form 8-K filed on December 15, 2006, which is incorporated herein by reference, and the Agreement and First Amendment to Credit Agreement was filed as Exhibit 10.1 to such Form 8-K, and (ii) the Agreement and Second Amendment to Credit Agreement, the terms and conditions of which are described in Item 1.01 in the Company’s Current Report on Form 8-K filed on October 29, 2010, which is incorporated herein by reference, and the Agreement and Second Amendment to Credit Agreement was filed as Exhibit 10.1 to such Form 8-K.

Item 7.01 Regulation FD Disclosure.

On July 31, 2012, the Company issued a press release announcing the closing of the Greywolf Acquisition. A copy of the press release is furnished and attached as Exhibit 99.1 hereto and is incorporated herein solely for the purposes of this Item 7.01 disclosure.

The information furnished in this Item 7.01 and in Exhibit 99.1 to this Current Report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The Company will file the financial statements relating to the Greywolf Acquisition by an amendment to this Current Report not later than 71 days after the date on which this Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

The Company will file pro forma financial information relating to the Greywolf Acquisition by an amendment to this Current Report not later than 71 days after the date on which this Form 8-K is required to be filed.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated July 31, 2012, issued by TETRA Technologies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TETRA Technologies, Inc.
By:	/s/Stuart M. Brightman
Stuart M. Brightman
President & Chief Executive Officer
Date: July 31, 2012

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated July 31, 2012, issued by TETRA Technologies, Inc.